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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)   MAY 26, 2005

                            CNA FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


           DELAWARE                    1-5823                     36-6169860
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(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)


          CNA CENTER, CHICAGO, ILLINOIS                             60685
  ----------------------------------------------             -------------------
     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code   (312) 822-5000


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01 OTHER ITEMS

In June 2005, Registrant received a subpoena from the United States Attorney for the Southern District of New York relating to finite risk reinsurance and related products. Registrant is informed that other companies in the insurance industry have received similar subpoenas. As previously reported, Registrant has received subpoenas, interrogatories and inquiries from a number of state and federal regulatory authorities, among them the United States Securities and Exchange Commission ("SEC"), concerning finite risk and related products. The SEC has subsequently requested Registrant to produce documents relating to its previously disclosed restatement of prior year financial results, including its relationship with and accounting for Accord Re Ltd. Registrant intends to cooperate fully in these investigations.






                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CNA FINANCIAL CORPORATION
                                                     (Registrant)

Date  June 20, 2005                              /s/ D. Craig Mense
                                       ----------------------------------------
                                                    (Signature)*
                                       By:  D. Craig Mense
                                       Its: Executive Vice President and
                                            Chief Financial Officer




*Print name and title of the signing officer under his signature.



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